SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):      MARCH 22, 2000


                        PEACHES ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as specified in its charter)


           FLORIDA                        0-12375              59-2166041
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)          File No.)           Identification No.)


           1180 EAST HALLANDALE BEACH BLVD., HALLANDALE, FLORIDA 33009
               (Address of principal executive offices) (Zip Code)


       Registrant's Telephone number, including area code: (954) 454-5554



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 22, 2000, Peaches Entertainment Corporation (the "Registrant") elected not to renew the appointment of KPMG LLP ("KPMG") as the Registrant's independent public accountants.

     On March 22, 2000, the Registrant selected Rachlin Cohen & Holtz LLP ("Rachlin Cohen") to replace KPMG as the Registrant's independent public accountants. The decision to change auditors was approved by resolution of the full board of directors.

     KPMG's report on the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years, and the subsequent interim period through March 22, 2000, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Registrant.

     During the Registrant's two most recent fiscal years, and the subsequent interim period through March 22, 2000, there was no disagreement or difference of opinion with KPMG regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has provided KPMG with a copy of this Report, and has requested that KPMG furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached hereto as Exhibit 16.

     During the two most recent fiscal years and the subsequent interim period through March 22, 2000, neither the Registrant nor anyone on behalf of the Registrant consulted Rachlin Cohen regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT                    DESCRIPTION
         -------                    -----------

         16 Letter from KPMG LLP, dated March 29, 2000, with respect to change of registrant's certifying accountant.

                                      SIGNATURES
                                      ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PEACHES ENTERTAINMENT CORPORATION
                                    ---------------------------------
                                                   Registrant

                                    By:          S/JASON WOLK
                                           ------------------------
                                           Executive Vice-President

Date:      MARCH 29, 2000
         -------------------

                                   EXHIBIT 16
                            [Letterhead of KPMG LLP]



                                                         March 29, 2000

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

     We were previously principal accountants for Peaches Entertainment Corporation. Under the date of May 28, 1999, we reported on the financial statements of Peaches Entertainment Corporation as of and for the years ended April 3, 1999 and March 28, 1998. On March 22, 2000, our appointment as principal accountants was terminated.

     We have read Peaches Entertainment  Corporation's statements included under
Item 4 of its Form 8-K dated March 29, 2000, and we agree with such statements.

                                                     Very truly yours,



                                                     KPMG LLP